      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

             CREDIT SUISSE INSTITUTIONAL INTERNATIONAL GROWTH FUND
            CREDIT SUISSE INSTITUTIONAL U.S. CORE FIXED INCOME FUND

Effective July 2, 2001, the names of the funds set forth below were changed as follows:

             OLD NAME                            NEW NAME
             --------                            --------
Credit Suisse Institutional         Credit Suisse Institutional
International Growth Fund, Inc.     International Fund, Inc.
Credit Suisse Institutional U.S.    Credit Suisse Institutional Fixed
Core Fixed Income Fund, Inc.        Income Fund, Inc.

These name changes identify more accurately the investment style of each fund.

Dated: July 3, 2001                                                CSISB-16-0701